SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2004

Date of Report (Date of Earliest Event Reported)

Asconi Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-23712	91-1395124
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1211 Semoran Boulevard, Suite 141, Casselberry, FL 32707

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (407) 679-9463

Item 5. Other Events and Required FD Disclosure

On January 28, 2004, Asconi Corporation announced in a press release the projected fiscal 2004 earnings guidance as well as reiterated the projected fiscal 2003 earnings guidance. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7. Financial Statements, Pro forma Financial Information, and Exhibits

(c)	Exhibits.

The following exhibit is included with this Report:

Exhibit 99.1:	Press release dated January 28, 2004 regarding Asconi Corporation announcing the projected fiscal 2004 earnings guidance and repeating the projected fiscal 2003 earnings guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asconi Corporation

Date: January 30, 2003	By:	/s/ Constantin Jitaru
Constantin Jitaru President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated January 28, 2004 regarding Asconi Corporation announcing the projected fiscal 2004 earnings guidance and repeating the projected fiscal 2003 earnings guidance.